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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 25, 2005

                           ALLIS-CHALMERS ENERGY INC.
                           --------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          DELAWARE                                               1-2199
(STATE OR OTHER JURISDICTION                            (COMMISSION FILE NUMBER)
      OF INCORPORATION)

                                   39-0126090
                                (I.R.S. EMPLOYER
                               IDENTIFICATION NO.)

                           5075 WESTHEIMER, SUITE 890
                              HOUSTON, TEXAS 77056
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 369-0550

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (SEE General Instruction A.2. below):

[ ] Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the exchange ct (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 - ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On May 25, 2005, the Board of Directors on the recommendation of the Compensation Committee made the following compensation decisions:

(a) The Board of Directors determined to award Victor M. Perez, Chief Financial Officer, and Theodore F. Pound III, General Counsel and Secretary, bonuses in the amount of $25,000 each for 2004. Their employment agreements provide that both are entitled to discretionary bonuses in an amount equal to up to 50% of their base salary.

(b) The Board revised the employment compensation of Dave Wilde, President and Chief Operating Officer, whereby he is entitled to receive (i) a bonus of up to 50% of his base salary based on the Company's performance for the first six months of 2005 (based on internal financial results) less $50,000 paid to Mr. Wilde in February 2005 in connection with Mr. Wilde being named President of Chief Operating Officer of the Company, and (ii) up to 50% of his base salary at end of fiscal 2005, following release of earnings by the Company, in the discretion of the board of directors.

(c) The Board of Directors awarded to Terrence R. Keane, President of AirComp L.L.C., options to purchase 25,000 shares at a purchase price of $4.87 on May 25, 2005, and David Bryan, Chief Executive Officer of Strata Directional Technology, Inc., options to purchase 20,000 shares at a purchase price of $4.87 on May 25, 2005. The options to Messrs. Keane and Bryan vested immediately as to one-third of the shares subject to the option on the grant date and vest as to one-third of the shares subject to the options on each of the first two anniversaries of the grant date.

(d) The Board of Directors voted to authorize, subject to stockholder approval, to amend the Company's 2003 Incentive Stock Plan to increase the number of shares authorized to be issued under the plan to the lesser of 3,000,000 shares and 15% of the outstanding shares on a fully-diluted basis.





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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    ALLIS-CHALMERS ENERGY INC.

                                                    /S/ VICTOR M. PEREZ
                                                    ---------------------------
                                                    BY: VICTOR M. PEREZ
                                                    CHIEF FINANCIAL OFFICER

DATE: MAY 31, 2005